SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): July 15, 2002


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-10324                                      13-3293645
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


 820 Moraga Drive, Los Angeles, CA                           90049
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code


                               (310) 889-2500
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events

On July 15, 2002, Robert Ormond was named as Vice President Finance of The InterGroup Corporation ("InterGroup or the "Company"). Mr. Ormond is a Certified Public Accountant. In the five years prior to joining the Company, Mr. Ormond held corporate real estate roles having served as Director-Corporate Real Estate with Global Crossing, Ltd. from 1999 to 2002, and as Assistant Vice President with The Capital Group Companies from 1996 to 1999. Prior to that, Mr. Ormond was regional controller for Hines Interests Limited Partnership, a major real estate development firm.

On July 15, 2002, Michael G. Zybala relinquished his position as Vice President Operations of InterGroup. Mr. Zybala remains as counsel and Assistant Secretary of the Company and as general counsel and an officer of its subsidiaries, Santa Fe Financial Corporation and Portsmouth Square, Inc.



                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: July 23, 2002                      By /s/ John V. Winfield
                                             -----------------------------
                                             John V. Winfield
                                             President





                                                                Page 2 of 2